EXHIBIT 10.28

                      AGREEMENT BETWEEN BRITISH TELECOM AND
                 VERSUS TECHNOLOGY U.K. DATED SEPTEMBER 24, 1996


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                                       BT

                                                Materials & Services
                                                Supply Management
                                                Post Point C108

                                                Telephone         (01793) 547466
                                                International     +44 1793
                                                Facsimile         (01793) 547175

Versus Technology
Unit B7                                               Our ref:  NVM38/032
Armstrong Mall
Southwood Summit Centre
Farnborough
Hampshire
GU14 0NR                                              24th September 1996

FOR THE ATTENTION OF KEN MANSER

Dear Ken

On behalf of BT plc, I hereby confirm the telephone conversation between A Suleman and G Sellick on 12 September 1996 whereby the Contract was amended as follows:-

AMENDMENT ADVICE No:   1

CONTRACT No:  644511 (Pseudo 644513)        DATED:  1 September 1995

DESCRIPTION:  Telecom Red Products

NATURE OF AMENDMENT:   To extend the Contract period by 5 months from 31 August
1996 to 31 January 1997.

The estimated Contract value will be increased by (pound)1,700,000 from (pound)4,300,000 to (pound)6,000,000.

All other terms and conditions of the Contract remain unchanged.


Yours sincerely


/s/ Azmina Suleman
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AZMINA SULEMAN
Buyer
Electronics & Telecom Red